OPERATING LEASES (Operating lease related assets and liabilities) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
OPERATING LEASES
Right-of-use assets	$ 6,553	$ 1,429
Impairment of right-of-use assets	(387)	0	$ 0
Right-of-use assets, net	6,166	1,429
Operating lease liabilities - current	2,213	569
Operating lease liabilities - non-current	4,569	890
Total operating lease liabilities	$ 6,782	$ 1,459